UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

May 19, 2026

Date of Report (date of earliest event reported)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, CA 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 327-3270

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 19, 2026, Corcept Therapeutics Incorporated (the “Company”) learned that the United States Department of Justice (the “DOJ”) had filed a Notice of Election to Decline Intervention (the “Notice”) in a civil qui tam action filed against the company, captioned U.S. et al. ex rel. Stephen Elliott v. Corcept Therapeutics, Inc., No. 17-CV-1303 (SRC) (D.N.J.). That action was initiated in February 2017, in the District Court of New Jersey, by a former employee of the Company (the “Relator”). In connection with that action, the DOJ previously issued a records subpoena to the Company in November 2021, seeking information relating to the sale and promotion of Korlym®, the Company’s relationships with and payments to health care professionals who prescribe or recommend Korlym, and prior authorizations and reimbursement for Korlym, to which the Company responded in full. The DOJ’s Notice indicates that the DOJ, the California Department of Insurance, and the named Plaintiff States have all declined to intervene in the Relator’s lawsuit. On June 2, 2026, the Relator served the Company with an amended complaint. The Company intends to vigorously defend against all of the Relator’s claims.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the Company’s intent to vigorously defend against all of the Relator’s claims. The risks and uncertainties involved include risks detailed from time to time in the Company’s periodic reports and other filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation to publicly revise or update any forward-looking statement in this Current Report on Form 8-K to reflect changes in information, events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: June 3, 2026	By:	/s/ Atabak Mokari
	Name:	Atabak Mokari
	Title:	Chief Financial Officer and Treasurer